united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 9/30

Date of reporting period: 03/31/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

March 31, 2022

Fund Adviser:

Pekin Hardy Strauss, Inc.
161 N. Clark Street, Suite 2200
Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

April 30, 2022

Dear Shareholders,

“It’s no wonder that truth is stranger than fiction.
Fiction has to make sense.”

– Mark Twain

Usually, when we write our investor commentary, we perform a deep dive analysis into one particular subject that offers long-term investment relevance for our shareholders. However, history has moved rather quickly across numerous fronts in the past 90 days, with many important investment implications. We thought it would be better to survey the landscape a bit more broadly this quarter to try to make sense of the tectonic changes that have transpired.

In late February, Russia unilaterally launched its invasion of Ukraine. While hoping that peace, calm, and diplomacy will ultimately prevail, we will let others comment on Russia’s military strategy and the likelihood potential outcomes.

From an investing standpoint, a far more transformative event than the invasion itself was the West’s economic sanctions against Russia in reaction to the invasion. The United States and the European Union swiftly applied a wide range of economic sanctions against Russia, affecting its banks, exporters, and oligarchs. At the same time, multinational corporations headquartered in the West, such as BP, Coca-Cola, and Visa, abandoned their Russian operations or announced intentions to divest from their longstanding Russian investments. The United States announced a ban on Russian energy imports, and the European Union is currently debating a ban on energy imported from Russia.

While all of this is happening, the U.S. economy is experiencing a withdrawal from fiscal spending of more than $1 trillion, while the Federal Reserve is trying to tighten financial conditions aggressively. If the combination of a significant fiscal and monetary stimulus, known as “helicopter money,” is a sure-fire way to create inflation, we would assume that the opposite of helicopter money, which is what is happening today, would certainly be a sure-fire way to stop

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inflation. Perhaps the reason that stocks have not yet corrected further is that investors don’t believe that Congress and the Federal Reserve have the courage to remain austere for very long.

The long-term implications of these economic and financial events are numerous and wide-ranging. We expect history to document this period as a critical inflection point in economic history, with profound, long-lasting effects on global trade, energy security, inflation, interest rates, and the international monetary system.

1.	Foreign Reserves

Surprisingly, the West not only sanctioned Russian banks; it also sanctioned the Central Bank of Russia itself by freezing Russia’s foreign currency reserves. In our view, this surprisingly bold move was akin to dropping a financial nuclear bomb. Russia had generated these foreign currency reserves over many years by exporting its commodities. These foreign currency reserves are supposed to serve as an emergency fund for emerging market countries like Russia, allowing them to import food or energy or defend their currency in a time of need. By freezing Russia’s foreign currency reserves at precisely the time when Russia needed them the most to support the Ruble after its banks had been sanctioned, the West used a financial weapon of last resort.

Freezing Russia’s foreign currency reserves sent a strong message not only to Russia but also to any country that might not be 100% aligned with the West, including China, Brazil, India, and Saudi Arabia. In recent months, these non-aligned countries have learned that they may risk having their foreign currency reserves frozen, too, if they were to behave in a way that the West doesn’t like. Unsurprisingly, some of these countries are now trying to figure out how to transact outside the U.S. dollar-based international monetary system. Saudi Arabia is working on an arrangement to sell its oil to China in Chinese Yuan, while India is working on a trade deal with Russia involving their respective local currencies. This acceleration in efforts to reduce the world’s dependence on the U.S. dollar to settle international transactions will also accelerate the dollar’s depreciation versus the value of the goods that it imports from other countries.

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2.	Oligarch sanctions

The West’s economic sanctions have not just been targeted against the Russian government. Governments across the West are confiscating assets from Russian oligarchs, many of whom have nothing to do with Russia’s decision to invade Ukraine. While nobody wants to defend the interests of Russian oligarchs, it is worth acknowledging the unintended economic consequences of these confiscation initiatives. Oligarchs from Russia, Saudi Arabia, the United Arab Emirates, China, Brazil, and other countries have been aggressively buying U.S. real estate over the last several decades. These purchases have raised the net worth of U.S. investors while also helping to fund the current account deficit of the United States. However, now that the West is seeking to freeze or confiscate the assets of Russian oligarchs, it is also likely that the uber wealthy from other countries will seek a store of value for their wealth outside the West in the future. This could reduce demand and may even increase the supply of real estate for sale in the United States, depressing real estate values and reducing demand for U.S.-based assets. With foreign demand for U.S. Treasuries and real estate diminished, what happens to the U.S. dollars exchange rate when foreigners decide that U.S. stocks are too expensive?

3.	Inflation

Inflation, already far too high before the war in Ukraine began, accelerated as the Russian tanks rolled across the Ukrainian border, particularly in those commodities which represent significant Russian exports, including oil, natural gas, wheat, and fertilizer. If Russian commodity exports are removed from the market or even limited, the

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result will likely be persistently higher prices across the global economy, particularly for energy and food. Additionally, as the breadbasket of Europe, Ukraine has essentially missed the spring planting system due to the war. As we are writing this letter, food riots have already broken out across several developing countries, such as Sri Lanka, Pakistan, and Peru, where impoverished families can hardly afford a 100% hike in the price of wheat compared to two years ago (see chart on the previous page).

Wars often lead to rationing, price controls, capital controls, and trade controls, and the war on Ukraine has proved to be no exception. These controls will likely result in sub-optimal economic decisions and cause the global economy to operate with less efficiency and more inflation over the long term.

Setting the Ukraine war aside, we have argued that high inflation is here to stay. Our argument has nothing to do with geopolitics and everything to do with exceedingly loose fiscal and monetary policy employed to reflate the economy and reduce the sovereign indebtedness which has grown to be unsustainably problematic. The Ukraine war, in our view, represents both an inflation accelerant and a convenient political scapegoat for the inflation that politicians and central bankers are creating and will likely persist well after the Ukraine war ends.

4.	Deglobalization

In our view, globalization peaked a few years ago, and a multi-decade process of deglobalization has begun (see chart below). The coronavirus pandemic accelerated this process as governments realized that not having access to domestically manufactured medical supplies negatively influenced their abilities to respond to emergencies.

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Moreover, the semiconductor industry has taken on greater national security importance; several companies like Samsung and Intel have announced in recent months that they are building new manufacturing facilities in the United States in response to political pressure. As for energy, Russia’s invasion of Ukraine has now put energy security in the limelight for many countries.

In the 1970s, the Arab oil embargo caused governments worldwide to make plans to achieve energy independence. Governments wanted to power their economies without reliance on foreign energy imports. The oil embargo led to a nuclear renaissance for countries like Japan, Germany, and France, which relied heavily on energy imports. We expect that this geopolitical crisis will similarly accelerate plans to develop sustainable energy sources like wind, solar, and geothermal. It is also likely to result in additional domestic production of oil, natural gas, and coal not just from the United States but also from every country that has an option to do so. Furthermore, we would expect nuclear energy to receive increased attention; last month, U.K. Prime Minister Boris Johnson announced a new aim for the United Kingdom to generate 25% of its electricity from nuclear power.

5.	Fiscal Policy

In 2020 and 2021, U.S. Federal spending exceeded revenues by more than 10% of GDP, with the Federal Reserve purchasing all of the Treasuries necessary to finance that deficit spending. It should be no surprise, then, that the Consumer Price Index recently exceeded 8.5%. With that said, inflation has become a significant political problem; Congress is set to spend more than $1 trillion less in 2022 compared to 2021. Lower spending should represent a considerable headwind to GDP growth in 2022. Despite rising prices, we believe the economy is cooling quickly due in part to this year-over-year decline in fiscal spending.

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6.	Monetary Policy

Like Congress, the Federal Reserve finds itself between a rock and a hard place. On the one hand, if the Federal Reserve doesn’t raise interest rates and tighten financial conditions, it risks letting inflation get even more seriously out of control. On the other hand, the U.S. economy has never been so indebted and financialized, particularly with respect to corporate debt and U.S. government debt relative to GDP. This indebtedness limits how many interest rate hikes the Federal Reserve can implement before causing problems in the stock market, the housing market, and the Treasury bond market.

In addition, the Federal Reserve cannot mitigate a shortage of supply in commodities with monetary policy. The only lever that the Federal Reserve has to reduce inflation is taming aggregate demand, which means putting the economy into recession to reduce inflation. We believe this is very much the current game plan. Thus far, the Treasury bond market has reacted very poorly as interest rates have increased rapidly across the yield curve, while the stock market has remained sanguine. To put the bond market’s reaction in perspective, since the inception of the Bloomberg Aggregate Bond Index in 1973, the Index has never suffered an annualized loss on par with the over 8% loss sustained thus far in 2022.

Are the bond markets leading the stock market? Only time will tell, however, we expect that the Federal Reserve will continue to hike rates and tighten monetary policy until the stock market and housing market correct or until the correction in the Treasury bond market becomes unbearable for the U.S. government. Based on the Treasury futures curve, investors expect over eight interest rate hikes over the next two years. We would be surprised if the Federal Reserve doesn’t choose to stop well before then due to the turmoil it will ultimately create in the financial markets.

In summary, a lot is happening right now. Our long-term outlook (5 years) has become more inflationary than it was 90 days ago, while our short-term outlook (6 months) for the markets has become more cautious due to the combination of fiscal withdrawal, monetary tightening, and the negative impact of quickly rising food and energy prices.

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Let’s review some of the investment implications of these economic developments on various asset classes:

Fixed Income

Interest rates have increased at a rapid pace over the past ninety days as a result of three factors. First, inflation expectations have increased, causing bond investors to demand higher interest rates and push down bond prices. Second, the Federal Reserve is setting expectations for regular quarter-point interest rates over the next several years, which has caused 2-year Treasury bond yields to increase to 2.56%. Third, the Federal Reserve has stopped buying Treasury bonds, causing 30-year interest rates on Treasury bonds to rise to 2.88%. At the same time, the benchmark 30-year fixed mortgage was 5.07%, well above the 3.20% rate that homebuyers enjoyed as recently as late December 2021.

As a result of these remarkable interest rate increases, the first quarter of 2022 was difficult for bond investors, as bond prices declined across all issuances. While generating negative returns for bond investors, higher interest rates also result in higher debt service costs for prospective households who use mortgage financing, corporations who have to issue corporate debt, and governments like the United States that need to finance their deficit spending plans.

Appleseed Fund generally owns an underweight position in bonds compared to its peers due to our view that bond interest rates do not adequately compensate investors for inflation. Rising interest rates do not make bonds attractive when inflation continues to exceed the interest rate paid on bonds significantly. We continue to seek out alternative investments as substitutes that might provide a better return for our shareholders.

Cash

Today, cash is a terrible long-term investment, given high inflation rates and near-zero interest rates on money market funds, but it does offer optionality. When almost all financial assets are going down in price together, similar to what occurred in March 2020, those investors with cash were able to take advantage of incredible bargains. We may well be approaching another time when it could be useful to have an outsized cash position.

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Equities

We mentioned the Arab Oil Embargo of 1973 earlier, which set the stage for higher oil prices and an inflationary environment that persisted for the following ten years. During that decade, the U.S. stock market lost more than half of its value (adjusted for inflation) as corporate operating margins declined while Price/Earnings ratios compressed.

Worryingly, we are entering the current inflationary period at a time when the U.S. stock market is valued at a near-record high. In 2001, Warren Buffett remarked to Fortune magazine that the Market Cap to GDP ratio is “probably the best single measure of where valuations stand at any given moment.” By that measure, shown in the graph below, the U.S. stock market is currently at a record level in terms of being expensive and is orders of magnitude more expensive than it was when the Arab Oil Embargo occurred. The U.S. stock market is unlikely to be a great place to hide from the bond market.

With that said, there were individual stocks that performed well in the 1970s, and we similarly expect that there will be individual stocks that will perform well over the next decade. The equities that could perform well are likely to be value stocks, commodity-related equities, and companies that have strong pricing power.

Gold

The price of gold has increased year-to-date in 2022 and helped offset the poor returns of fixed-income investments. As the economy continues to slow, we expect that investors will increasingly turn to gold as a safe-haven

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investment. Long-term Treasuries have not been working as a safe haven this year, which will likely cause even more investors to initiate new gold positions or increase their existing gold positions.

Recent geopolitical developments have increased the likelihood of rising gold prices. As countries move towards trading in local currencies, a neutral reserve asset will be necessary to offset trade imbalances. We expect that neutral asset will be gold, as central banks already own it and have been buying more gold ever since the Great Recession. However, gold can only work as a neutral reserve asset with a much higher price than it has today. Just as gold outperformed all other asset classes during the inflation era of the 1970s, we expect gold to outperform all other asset classes during the coming inflationary decade.

*****

Appleseed Performance and Portfolio Changes

During the first three months of 2022, Appleseed Fund Investor shares generated a -8.41% total return, versus the -5.77% return of the Morningstar Global Markets Small-Mid Cap Index. During the last twelve months ended March 31, 2022, representing the Fund’s fiscal year, Appleseed Fund Investor shares generated a -3.40% total return, versus the 2.29% return of the same index. Appleseed Fund Investor shares have generated a 6.77% annual return since its inception in December of 2006, generating 0.18% less annual return than the 6.95% annual return of the Morningstar Global Markets Small-Mid Cap Index over the same period. Appleseed Fund’s relative underperformance this quarter was driven by broader market trends, the Fund’s lack of investment exposure to the energy sector, and security selection.

Our most significant contributors to the Fund’s equity performance during the quarter were CF Industries (CF), Mosaic Company (MOS), and Bed, Bath, and Beyond (BBBY). CF Industries and Mosaic generated enormous share price gains during the quarter as a result in a spike in grain prices and fertilizer prices. The world needs more food, especially today, and both companies are poised to provide the fertilizers that farmers need. We only owned Bed, Bath, and Beyond for a few weeks, but the share price doubled on the news that a shareholder activist, RC Ventures, had accumulated a 9.8% stake and was

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pressing for governance improvements. We feared that the share move would prove to be transitory, so we quickly exited the investment. Thus far, our decision has proved to be correct.

Appleseed’s most significant detractors to the Fund’s equity performance during the quarter were Heron Therapeutics (HRTX), Sberbank (SBRCY), and 89bio (ETNB). We realized a significant loss on our Sberbank shares during the quarter due to the economic sanctions that the West enacted against Russian banks including Sberbank. We still own 81,000 shares of Sberbank and 1.3 million shares of our other Russian holding, Moscow Exchange (MOEX-MICEX), which we weren’t able to sell before the trading halt. However, we did write down the value of these Russian stocks to $0.01/share, so the downside risk going forward is negligible. Our losses in Sberbank were mitigated by the gains generated in CF and Mosaic mentioned above as a result of those same economic sanctions. Heron and 89bio are biotech companies whose share prices continued to struggle in sympathy with the larger biotech industry during the quarter. Both companies have promising drugs which could generate attractive returns for Appleseed Fund.

During the quarter, we initiated and exited from Bed, Bath, and Beyond. We exited from three other equity positions, SK Telecom (SKM), Anthem (ANTM) and Newell Brands (NWL), and we initiated new equity positions in Fiserv (FISV), Evercore (EVR), and Adidas (ADS-DE).

Our net allocation to equities at the end of March was 65.92%. We also hold a 12.64% position in bonds and cash, a 0.92% position in cryptocurrencies, and a 12.44% position in gold trusts.

*****

www.appleseedfund.com	(800) 470-1029

We hope you are well and are having the opportunity to enjoy the warmer spring weather. We remain grateful as ever for the trust that you have placed in Appleseed Fund and for the opportunity to be managing a portion of your capital.

Should you have any questions about this letter or anything else, please do not hesitate to reach out to us via email at contact@appleseedcapital.com

Sincerely,

Joshua Strauss, CFA

William Pekin, CFA

Adam Strauss, CFA

Shaun Roach, CFA

As of 03/31/2022, the Fund’s Top Ten Holdings can be found at: www.appleseedfund.com.

Diversification does not ensure a profit or guarantee against loss.

The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although Pekin Hardy believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These investments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this letter to shareholders are those of the authors.While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Ultimus Fund Distributors, LLC.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a)
(for the periods ended March 31, 2022)
					Since	Since
	Six	One	Five	Ten	Inception	Inception
	Months	Year	Year	Year	(12/08/06)	(1/31/11)
Appleseed Fund
Investor Class	-3.35%	-3.40%	8.00%	6.56%	6.77%	N/A
Institutional Class	-3.32%	-3.32%	8.18%	6.77%	N/A	6.87%
Morningstar Global Markets
Small-Mid Cap Index(b)	-2.19%	2.29%	9.62%	9.47%	6.95%	8.58%

					Expense Ratios (c)
					Investor	Institutional
					Class	Class
Gross					1.52%	1.27%
With Applicable Waivers					1.22%	1.03%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 470-1029.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for less than one year are not annualized.

(b)	Effective January 28, 2021, the Morningstar Global Markets Small-Mid Cap Index (the “Index”) has replaced the MSCI World Index as the Fund’s primary benchmark because, in the opinion of the Adviser, the Fund’s investment strategies and risk profile are more similar to those of the Index. The Index measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets. The Index does not incorporate ESG criteria. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market market performance.

(c)	The expense ratios, which include acquired fund fees and expenses of 0.08%, are from the Fund’s prospectus dated January 28, 2022. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective

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INVESTMENT RESULTS – continued (Unaudited)

investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of March 31, 2022 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 470-1029.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com	(800) 470-1029

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.appleseedfund.com.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – (Unaudited)
March 31, 2022

		Fair
Common Stocks — 65.92%	Shares	Value

Canada — 4.88%
Real Estate — 4.88%
Boardwalk Real Estate Investment Trust	103,000	$4,843,482
Total Canada		4,843,482

France — 4.24%
Communications — 4.24%
Bollore SA	800,000	4,207,545
Total France		4,207,545

Germany — 4.27%
Consumer Discretionary — 4.27%
adidas AG	11,000	2,578,715
Continental AG(a)	23,000	1,664,122
Total Germany		4,242,837

Ireland — 3.04%
Financials — 3.04%
AerCap Holdings NV(a)	60,000	3,016,800
Total Ireland		3,016,800

Israel — 3.13%
Industrials — 3.13%
Ituran Location and Control Ltd	135,000	3,107,700
Total Israel		3,107,700

Japan — 3.10%
Technology — 3.10%
Sony Group Corp. - ADR	30,000	3,081,300
Total Japan		3,081,300

Russia — 0.02%
Financials — 0.02%
Moscow Exchange MICEX-RTS PJSC(b) (c)	1,300,000	160
Sberbank of Russia PJSC - ADR(b) (c)	26,000	13,520
Sberbank of Russia PJSC - ADR(b) (c)	55,000	2,492
Total Russia		16,172

South Africa — 1.84%
Communications — 1.84%
Naspers Ltd., N Shares	16,000	1,821,647
Total South Africa		1,821,647

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – (Unaudited) continued
March 31, 2022

		Fair
Common Stocks — 65.92% — continued	Shares	Value

South Korea — 8.86%
Financials — 4.01%
SK Square Co., Ltd.(a)	85,000	$3,974,153
Technology — 4.85%
Samsung Electronics Co. Ltd	84,000	4,812,446
Total South Korea		8,786,599

United States — 32.54%
Communications — 2.68%
Meta Platforms, Inc., Class A(a)	12,000	2,668,320

Consumer Staples — 9.98%
Dollar Tree, Inc.(a)(d)	23,000	3,683,450
Herbalife Nutrition Ltd.(a)	110,000	3,339,600
Sprouts Farmers Market, Inc.(a)	90,000	2,878,200
		9,901,250
Financials — 5.02%
Allstate Corp. (The)	12,000	1,662,120
CNB Financial Corp	50,000	1,316,000
Evercore, Inc., Class A	18,000	2,003,760
		4,981,880
Health Care — 2.69%
89Bio, Inc.(a)	200,000	754,000
Heron Therapeutics, Inc.(a)	335,000	1,916,200
		2,670,200
Materials — 8.32%
CF Industries Holdings, Inc	35,000	3,607,100
Mosaic Co. (The)	70,000	4,655,000
		8,262,100
Pharmaceuticals — 1.08%
Ardelyx, Inc.(a)	1,000,000	1,070,000

Technology — 2.77%
Fiserv, Inc.(a)	15,000	1,521,000
Rockley Photonics Holdings Ltd.(a)	305,000	1,229,150
		2,750,150
Total United States		32,303,900
TOTAL COMMON STOCKS (Cost $64,352,686)		$65,427,982

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – (Unaudited) continued
March 31, 2022

		Fair
Closed End Funds — 10.84%	Shares	Value

Canada — 10.84%
Sprott Physical Gold Trust (Canada)(a)	700,000	$10,759,000
TOTAL CLOSED-END FUNDS (Cost $8,669,088)		10,759,000

Exchange-Traded Funds — 3.92%
United States — 3.92%
Kraneshares Trust California Carbon Allowance Strategy ETF(a)	60,000	1,539,000
VanEck Merk Gold Shares(a)	125,000	2,353,750
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,880,699)		3,892,750

Preferred Stocks — 3.09%
United States — 3.09%
Financials — 3.09%
Federal National Mortgage Association, Series I, 5.38%	65,000	292,500
Federal National Mortgage Association, Series R, 7.63%	90,000	223,200
Federal National Mortgage Association, Series S, 5.25%	375,000	1,207,500
Federal National Mortgage Association, Series T, 8.25%	500,000	1,342,500
TOTAL PREFERRED STOCKS (Cost $2,363,458)		3,065,700

Unit Investment Trust — 0.92%
United States — 0.92%
Grayscale Bitcoin Trust BTC(a)	30,000	916,200
TOTAL UNIT INVESTMENT TRUST (Cost $619,695)		916,200

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – (Unaudited) continued
March 31, 2022

	Principal	Fair
	Amount	Value
Corporate Bonds — 3.57%
Spirit Airlines, Inc., 4.75%, 5/15/2025	$1,800,000	$3,541,500
TOTAL CORPORATE BONDS (Cost $1,791,200)		3,541,500

Convertible Bonds — 7.39%
Herbalife Nutrition Ltd., 2.63%, 3/15/2024	2,250,000	2,115,000
Lumentum Holdings, Inc., 0.25%, 3/15/2024	1,750,000	2,896,250
Lumentum Holdings, Inc., 0.50%, 12/15/2026	2,000,000	2,327,760
TOTAL CONVERTIBLE BONDS (Cost $7,191,363)		7,339,010

Certificates of Deposit — 1.49%
Community Development Bank, 0.10%, 9/8/2022	250,000	250,000
Self Help Federal Credit Union, 0.30%, 7/3/2023(e)	1,000,000	985,146
Spring Bank, 0.50%, 3/29/2023	250,000	250,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $1,500,000)		1,485,146

Put Options Purchased — 0.94%

	Number
	of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
Invesco QQQ	300	$10,876,200	$350.00	June 2022	$353,400
SPDR S&P 500 ETF Trust	600	27,098,400	390.00	July 2022	282,000
SPDR S&P 500 ETF Trust	700	31,614,800	395.00	June 2022	295,400
TOTAL PUT OPTIONS PURCHASED (Cost $987,932)					$930,800

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – (Unaudited) continued
March 31, 2022

		Fair
Money Market Funds — 0.19%	Shares	Value
Federated Hermes Government Obligations Fund, Institutional Class, 0.15%(f)	184,048	$184,048
TOTAL MONEY MARKET FUNDS (Cost $184,048)		184,048
Total Investments — 98.27% (Cost $91,290,169)		97,542,136
Other Assets in Excess of Liabilities — 1.98%		1,717,097
Net Assets — 100.00%		$99,259,233

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Trustees.

(c)	Illiquid security. The total fair value of these securities as of March 31, 2022 was $16,172, representing 0.02% of net assets.

(d)	Security held as collateral for written options.

(e)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.

(f)	Rate disclosed is the seven day effective yield as of March 31, 2022.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF OPEN WRITTEN OPTION
CONTRACTS – (Unaudited)
March 31, 2022

	Number
	of	Notional	Exercise	Expiration	Fair
Description	Contracts	Amount	Price	Date	Value
WRITTEN CALL OPTIONS (0.19)%
Dollar Tree Inc	(110)	$(1,761,650)	$155.00	May 2022	$(109,010)
Dollar Tree Inc	(100)	(1,601,500)	160.00	May 2022	(65,500)
Dollar Tree Inc	(20)	(320,300)	170.00	June 2022	(13,180)
Total Written Options (Premiums Received $105,082)					$(187,690)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022 (Unaudited)

Assets
Investments in securities, at value (cost $91,290,169)	$97,542,136
Cash at broker	84,414
Receivable for fund shares sold	34,085
Receivable for investments sold	2,754,571
Dividends and interest receivable	122,134
Tax reclaims receivable	69,067
Prepaid expenses	30,273
Total Assets	100,636,680
Liabilities
Options written, at value (premium received $105,082)	187,690
Payable for fund shares redeemed	35,593
Payable for investments purchased	1,057,432
Payable to Adviser, net of waiver	47,516
Payable for Administrative Service Plan fees, Investor Class, net of waiver	5,842
Payable to affiliates	15,061
Other accrued expenses	28,313
Total Liabilities	1,377,447
Net Assets	$99,259,233
Net Assets consist of:
Paid-in capital	87,587,553
Accumulated earnings	11,671,680
Net Assets	$99,259,233
Net Assets: Investor Class	$36,847,107
Shares outstanding (unlimited number of shares authorized, no par value)	2,453,355
Net asset value, offering and redemption price per share(a)	$15.02
Net Assets: Institutional Class	$62,412,126
Shares outstanding (unlimited number of shares authorized, no par value)	4,135,751
Net asset value, offering and redemption price per share(a)	$15.09

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENT OF OPERATIONS
For the six months ended March 31, 2022 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $42,004)	$1,969,870
Interest income	193,258
Total investment income	2,163,128

Expenses
Adviser	451,017
Administrative services plan, Investor Class	49,685
Administration	38,163
Registration	21,894
Fund accounting	21,182
Transfer agent	17,951
Custodian	17,885
Legal	11,658
Audit and tax	10,521
Report printing	8,658
Trustee	7,403
Chief Compliance Officer	4,239
Insurance	1,871
Pricing	1,356
Miscellaneous	20,085
Total expenses	683,568
Fees waived and/or expenses reimbursed by Adviser	(129,967)
Administrative services plan waiver	(11,924)
Net operating expenses	541,677

Net investment income	1,621,451

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	10,589,239
Written options	86,176
Foreign currency translations	(10,952)
Change in unrealized appreciation (depreciation) on:
Investment securities	(15,638,446)
Purchased options	(57,132)
Written options	(82,608)
Foreign currency translations	603
Net realized and unrealized gain (loss) on investment securities, purchased options, written options and foreign currency translations	(5,113,120)
Net decrease in net assets resulting from operations	$(3,491,669)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	March 31, 2022	September 30,
	(Unaudited)	2021
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$1,621,451	$527,975
Net realized gain on investment securities, written options and foreign currency translations	10,664,463	21,253,698
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short and foreign currency translations	(15,777,583)	13,162,163
Net increase (decrease) in net assets resulting from operations	(3,491,669)	34,943,836

Distributions to Shareholders from Earnings:
Investor Class	(2,410,273)	(526,820)
Institutional Class	(4,111,288)	(1,022,446)
Total distributions	(6,521,561)	(1,549,266)

Capital Transactions - Investor Class
Proceeds from shares sold	3,232,332	17,994,072
Reinvestment of distributions	2,327,948	502,052
Amount paid for shares redeemed	(4,584,601)	(21,448,811)
Proceeds from redemption fees(a)	3,641	18,712
Total Investor Class	979,320	(2,933,975)

Capital Transactions - Institutional Class
Proceeds from shares sold	4,720,852	10,459,500
Reinvestment of distributions	4,077,001	993,463
Amount paid for shares redeemed	(5,471,736)	(21,753,254)
Proceeds from redemption fees(a)	39	574
Total Institutional Class	3,326,156	(10,299,717)
Net increase (decrease) in net assets resulting from capital transactions	4,305,476	(13,233,692)
Total Increase (Decrease) in Net Assets	(5,707,754)	20,160,878

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the
	Six Months	For the
	Ended	Year Ended
	March 31, 2022	September 30,
	(Unaudited)	2021
Net Assets
Beginning of period	$104,966,987	$84,806,109
End of period	$99,259,233	$104,966,987

Share Transactions - Investor Class
Shares sold	195,221	1,080,015
Shares issued in reinvestment of distributions	142,862	36,539
Shares redeemed	(284,117)	(1,354,782)
Total Investor Class	53,966	(238,228)

Share Transactions - Institutional Class
Shares sold	289,076	636,481
Shares issued in reinvestment of distributions	248,633	71,990
Shares redeemed	(340,894)	(1,471,079)
Total Institutional Class	196,815	(762,608)
Net increase (decrease) in shares outstanding	250,781	(1,000,836)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the
	Six Months
	Ended		For the
	March 31,		Year Ended
	2022		September 30,
	(Unaudited)		2021
Selected Per Share Data:
Net asset value, beginning of period	$16.50		$11.51
Investment operations:
Net investment income(a)	0.24		0.05
Net realized and unrealized gain (loss) on investments	(0.72)		5.14
Total from investment operations	(0.48)		5.19
Less distributions to shareholders from:
Net investment income	(0.17)		(0.21)
Net realized gains	(0.83)		—
Total distributions	(1.00)		(0.21)
Paid in capital from redemption fees	—	(c)	0.01
Net asset value, end of period	$15.02		$16.50
Total Return(d)	(3.35	)% (e)	45.55%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$36,847		$39,598
Ratio of net expenses to average net assets(f)(g)	1.14	% (h)	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(f)	1.44	% (h)	1.44%
Ratio of net investment income to average net assets(f)	2.96	% (h)	0.37%
Portfolio turnover rate(i)	140	% (e)	90%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(g)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14% for the six months ended March 31, 2022 and 1.14%, 1.14%, 1.14%, 1.14% and 1.14% for the fiscal years ended September 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(h)	Annualized.

(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2020	2019	2018	2017

$12.51	$13.77	$13.05	$12.22

0.01 (b)	0.08	0.08	0.15
(0.64)	(0.15)	0.79	0.85
(0.63)	(0.07)	0.87	1.00

(0.37)	(0.01)	(0.09)	(0.17)
—	(1.19)	(0.06)	— (c)
(0.37)	(1.20)	(0.15)	(0.17)
— (c)	0.01	— (c)	— (c)
$11.51	$12.51	$13.77	$13.05
(5.37)%	(0.44)%	6.68%	8.37%

$30,359	$54,725	$78,955	$86,898
1.14%	1.14%	1.25%	1.27%

1.45%	1.36%	1.45%	1.48%
0.06%	0.72%	0.64%	1.33%
89%	79%	85%	56%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the
	Six Months
	Ended		For the
	March 31,		Year Ended
	2022		September 30,
	(Unaudited)		2021
Selected Per Share Data:
Net asset value, beginning of period	$16.60		$11.58
Investment operations:
Net investment income(a)	0.26		0.06
Net realized and unrealized gain (loss) on investments	(0.74)		5.20
Total from investment operations	(0.48)		5.26
Less distributions to shareholders from:
Net investment income	(0.20)		(0.24)
Net realized gains	(0.83)		—
Total distributions	(1.03)		(0.24)
Paid in capital from redemption fees	—	(c)	— (c)
Net asset value, end of period	$15.09		$16.60
Total Return(d)	(3.32	)% (e)	45.85%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$62,412		$65,369
Ratio of net expenses to average net assets(f)(g)	0.95	% (h)	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(f)	1.20	% (h)	1.19%
Ratio of net investment income to average net assets(f)	3.11	% (h)	0.58%
Portfolio turnover rate(i)	140	% (e)	90%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(g)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95% for the six months ended March 31, 2022 and 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(h)	Annualized.

(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2020	2019	2018	2017

$12.59	$13.86	$13.14	$12.31

0.03 (b)	0.14	0.12	0.18
(0.65)	(0.18)	0.77	0.86
(0.62)	(0.04)	0.89	1.04

(0.39)	(0.04)	(0.11)	(0.21)
—	(1.19)	(0.06)	— (c)
(0.39)	(1.23)	(0.17)	(0.21)
— (c)	— (c)	— (c)	— (c)
$11.58	$12.59	$13.86	$13.14
(5.20)%	(0.28)%	6.85%	8.59%

$54,447	$93,269	$97,643	$91,492
0.95%	0.95%	1.06%	1.08%

1.20%	1.11%	1.20%	1.23%
0.23%	0.95%	0.86%	1.56%
89%	79%	85%	56%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 1. ORGANIZATION — continued

of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments.

These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3		Total
Common Stocks (a)	$65,411,810	$—	$16,172	(b)	65,427,982
Closed End Funds	10,759,000	—	—		10,759,000
Exchange-Traded Funds	3,892,750	—	—		3,892,750
Preferred Stocks	3,065,700	—	—		3,065,700
Unit Investment Trust	916,200	—	—		916,200
Corporate Bonds	—	3,541,500	—		3,541,500
Convertible Bonds	—	7,339,010	—		7,339,010
Certificate of Deposit	—	1,485,146	—		1,485,146
Options Purchased	930,800	—	—		930,800
Money Market Funds	184,048	—	—		184,048
Total	$85,160,308	$12,365,956	$16,172		$97,542,136

(a)	Refer to Schedule of Investments for sector classifications.

(b)	Trading in Russian securities listed on the Moscow Exchange and Russian ADRs had ceased and suspended the Fund’s ability to buy or sell these securities as of March 31, 2022.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(187,690)	$—	$—	$(187,690)
Total	$(187,690)	$—	$—	$(187,690)

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of March 31, 2022:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
Asset Category	March 31, 2022	Techniques	Input(s)	Range
Common Stocks	$16,172	Recent comparable transaction price	Discount for uncertainty	0-100%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

						Balance
				Transfer	Transfer	as of
				in	out	March 31,
	Purchases	Sales	Settlements	Level 3*(a)	Level 3*	2022
Common Stock	$—	$—	$—	$16,172	$—	$16,172

*	The amount of transfers in and/or out are reflected at the reporting period end.

(a)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of March 31, 2022.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying,

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Currency Futures Contracts – The Fund may enter into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. There were no futures contracts held by the Fund at March 31, 2022.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2022, and the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2022.

At March 31, 2022:

Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Purchased	Investments in securities at fair value		$930,800
Options Written		Options written, at fair value	(187,690)

For the six months ended March 31, 2022:

			Change in
			Unrealized
	Location of Gain (Loss) on	Realized Gain	Appreciation
	Derivatives on Statement of	(Loss) on	(Depreciation) on
Derivatives	Operations	Derivatives	Derivatives
Equity Price Risk:
Purchased options	Net realized gain and change in unrealized appreciation (depreciation) on purchased options	$—	$(57,132)
Written options	Net realized gain and change in unrealized appreciation (depreciation) on written options	86,176	(82,608)

The following summarizes the average ending monthly fair value of derivatives outstanding during the six months ended March 31, 2022:

	Average Ending
Derivatives	Monthly Fair Value
Options Purchased	$930,800	(a)
Options Written	102,159	(b)

(a)	Average based on the one month during the period that had activity

(b)	Average based on the four months during the period that had activity

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2022:

Gross Amounts Not Offset in
Statements of Assets and Liabilities
Net
Amounts
		Gross	of Liabilities
		Amounts	Presented
		Offset in	in
	Gross	Statement	Statement
	Amounts of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
	Liabilities	liabilities	Liabilities	Instruments	Pledged	Amount
Written Options	$187,690	$—	$187,690	$(187,690)	$—	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the six months ended March 31, 2022, before the waiver described below, the Adviser earned a fee of $451,017 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2023. For the six months ended March 31, 2022, the Adviser waived fees of $129,967. At March 31, 2022, the Adviser was owed $47,516 from the Fund for advisory services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2022 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2022	$130,564
September 30, 2023	299,002
September 30, 2024	251,241
March 31, 2025	129,967

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,785 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $3,235 per fund from the Trust, and the Independent Chairman of the Board receives $3,435 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to November 15, 2021, these fees were $2,510 for non-Chairman, $2,960 for the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee, and $3,160 for the Independent Chairman of the Board. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2023. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the six months ended March 31, 2022, the Investor Class incurred Administrative Services fees of $49,685 ($37,761 after waiver described above). At March 31, 2022, $5,842 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2022, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$—
Other	142,930,554
Sales
U.S. Government Obligations	$—
Other	155,699,286

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION

At March 31, 2022, the net unrealized appreciation (depreciation) of investments, including securities sold short and written options, for tax purposes was as follows:

Gross unrealized appreciation	$15,608,657
Gross unrealized depreciation	(11,249,254)
Net unrealized appreciation on investments	$4,359,403

Tax cost of investments	$92,745,043

The tax character of distributions paid for the fiscal year ended September 30, 2021, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$1,549,266
Total distributions paid	$1,549,266

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$1,789,696
Accumulated capital and other losses	(242,011)
Unrealized appreciation on investments	20,137,225
Total accumulated earnings	$21,684,910

At September 30, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

During the fiscal year ended September 30, 2021 the Fund utilized $19,277,509 in available capital loss carryforwards.

Currency and qualified late year ordinary losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2022 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION — continued

first business day of the flowing fiscal year for tax purposes. For the year ended September 30, 2021, the Fund deferred $242,011 of currency and qualified late year ordinary losses.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning	Ending
		Account Value	Account Value	Expenses	Annualized
		October 1,	March 31,	Paid During	Expense
APPLESEED FUND		2021	2022	Period(a)	Ratio
Investor
Class	Actual	$1,000.00	$ 966.50	$5.59	1.14%
	Hypothetical (b)	$1,000.00	$1,019.25	$5.74	1.14%
Institutional
Class	Actual	$1,000.00	$ 966.80	$4.66	0.95%
	Hypothetical (b)	$1,000.00	$1,020.19	$4.78	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

PRIVACY NOTICE
Rev. March 2021

FACTS	WHAT DOES APPLESEED FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   account balances and account transactions

●   transaction or loss history and purchase history

●   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 470-1029

Who we are
Who is providing this notice?	Appleseed Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   open an account or deposit money

●   buy securities from us or sell securities to us

●   make deposits or withdrawals from your account or provide account information

●   give us your account information

●   make a wire transfer

●   tell us who receives the money

●   tell us where to send the money

●   show your government-issued ID

●   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Perkin Hardy Strauss, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Kenneth G.Y. Grant, Chairman
David R. Carson
Daniel J. Condon
Gary E. Hippenstiel
Stephen A. Little
Ronald C. Tritschler

OFFICERS
Martin R. Dean, President
Gweneth K. Gosselink,

Chief Compliance Officer

Zachary P. Richmond,

Treasurer and Chief Financial Officer

Lynn E. Wood, Assistant Chief

Compliance Officer

INVESTMENT ADVISER
Pekin Hardy Strauss, Inc.
161 N. Clark Street, Suite 2200
Chicago, IL 60601

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N Franklin Street, Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, 20th Floor
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

ADMINISTRATOR,
TRANSFER AGENT AND
FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Appleseed-SAR-22

Ballast Small/Mid Cap ETF (MGMT)

NYSE Arca, Inc.

Semi-Annual Report

March 31, 2022

Fund Adviser:

Ballast Asset Management, LP

2911 Turtle Creek Blvd, Suite 840

Dallas, TX 75219

1-866-383-6468

Investment Results (Unaudited)

Average Annual Total Return* as of March 31, 2022

			Since
			Inception
			December 2,
	Six Months	One Year	2020
Ballast Small/Mid Cap ETF - NAV	(1.57)%	4.80%	29.33%
Ballast Small/Mid Cap ETF - Market Price	(1.34)%	5.03%	29.77%
Russell 2500 Value Index(a)	4.77%	7.73%	23.56%

Total annual operating expenses, as disclosed in the Ballast Small/Mid Cap ETF’s (the “Fund”) prospectus dated January 28, 2022, were 1.10% of average daily net assets (2.08% before fee waivers/expense reimbursements by Ballast Asset Management, LP (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.10% through January 31, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of March 31, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 383-6468. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

1

Investment Results (Unaudited) (continued)

(a)	The Russell 2500 Value Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (866) 383-6468. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

2

Fund Holdings (Unaudited)

Ballast Small/Mid Cap ETF Holdings as of March 31, 2022.*

*	As a percentage of net assets.

The investment objective of the Ballast Small/Mid Cap ETF (the “Fund”) is to seek to generate positive risk adjusted returns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Fund’s website at https://etf.mgmtetf.com/.

3

Ballast Small/Mid Cap ETF

Schedule of Investments

March 31, 2022 (Unaudited)

COMMON STOCKS — 98.33%	Shares	Fair Value
Communications — 3.97%
Criteo S.A. - ADR(a)	42,716	$1,163,584
IAC/InterActiveCorp.(a)	4,427	443,940
TripAdvisor, Inc.(a)	30,557	828,705
		2,436,229
Consumer Discretionary — 11.84%
American Eagle Outfitters, Inc.	59,827	1,005,094
America’s Car-Mart, Inc.(a)	16,108	1,297,660
BorgWarner, Inc.	16,800	653,520
Hanesbrands, Inc.	88,866	1,323,215
PulteGroup, Inc.	24,311	1,018,631
Wayside Technology Group, Inc.	57,601	1,969,954
		7,268,074
Consumer Staples — 1.04%
J&J Snack Foods Corp.	4,115	638,237

Energy — 9.84%
CNX Resources Corp.(a)	50,983	1,056,368
Green Plains, Inc.(a)	61,531	1,908,077
Solaris Oilfield Infrastructure, Inc., Class A	165,190	1,864,995
Texas Pacific Land Corp.	895	1,210,138
		6,039,578
Financials — 15.26%
Capital Bancorp, Inc.	68,422	1,564,127
Essent Group Ltd.	14,178	584,275
Everest Re Group Ltd.	4,224	1,273,029
Federal Agricultural Mortgage Corp., Class C	12,659	1,373,249
First Citizens BancShares, Inc., Class A	1,650	1,098,240
First Financial Bancorp	50,194	1,156,972
International General Insurance Holdings Ltd.	142,571	1,100,648
MGIC Investment Corp.	89,773	1,216,424
		9,366,964
Health Care — 1.00%
iRadimed Corp.(a)	13,705	614,532

Industrials — 17.74%
AZZ, Inc.	30,703	1,481,113
Eagle Bulk Shipping, Inc.	31,901	2,172,776
Eastern Co. (The)	50,227	1,169,787
GrafTech International Ltd.	146,907	1,413,245
GXO Logistics, Inc.(a)	9,782	697,848
IES Holdings, Inc.(a)	24,713	993,463
Landstar System, Inc.	8,266	1,246,761
Lennox International, Inc.	3,614	931,906
XPO Logistics, Inc.(a)	10,599	771,607
		10,878,506
Materials — 9.88%
Eagle Materials, Inc.	10,170	1,305,421
Huntsman Corp.	45,751	1,716,121

See accompanying notes which are an integral part of these financial statements.

4

Ballast Small/Mid Cap ETF
Schedule of Investments (continued)

March 31, 2022 (Unaudited)

COMMON STOCKS — 98.33% (continued)	Shares	Fair Value
Materials — 9.88% (continued)
Northern Technologies International Corp.	119,011	$1,430,512
UFP Technologies, Inc.(a)	24,342	1,610,710
		6,062,764
Real Estate — 8.10%
EPR Properties	24,494	1,340,067
Lamar Advertising Co., Class A	13,002	1,510,572
PotlatchDeltic Corp.	17,078	900,523
STAG Industrial, Inc.	29,502	1,219,908
		4,971,070
Technology — 17.71%
Amdocs Ltd.	16,535	1,359,342
AstroNova, Inc.(a)	86,499	1,312,189
Avid Technology, Inc.(a)	16,900	589,303
Cass Information Systems, Inc.	30,774	1,135,868
F5, Inc.(a)	6,226	1,300,923
Lumentum Holdings, Inc.(a)	17,696	1,727,129
Rimini Street, Inc.(a)	249,015	1,444,288
Teradata Corp.(a)	40,581	2,000,237
		10,869,279
Utilities — 1.95%
NRG Energy, Inc.	31,125	1,193,955

Total Common Stocks/Investments — 98.33% (Cost $61,176,142)		60,339,188
Other Assets in Excess of Liabilities — 1.67%		1,024,869
NET ASSETS — 100.00%		$61,364,057

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

5

Ballast Small/Mid Cap ETF
Statement of Assets and Liabilities

March 31, 2022 (Unaudited)

Assets
Investments in securities, at fair value (cost $61,176,142)	$60,339,188
Cash	1,047,926
Receivable for fund shares sold	886,968
Dividends receivable	28,221
Prepaid expenses	2,971
Total Assets	62,305,274
Liabilities
Payable for investments purchased	874,953
Payable to Adviser, net of waiver	34,076
Payable to affiliates	13,719
Payable to audit and tax	9,275
Other accrued expenses	9,194
Total Liabilities	941,217
Net Assets	$61,364,057
Net Assets consist of:
Paid-in capital	$61,826,064
Accumulated deficit	(462,007)
Net Assets	$61,364,057
Shares outstanding (unlimited number of shares authorized, no par value)	1,750,000
Net asset value per share	$35.07

See accompanying notes which are an integral part of these financial statements.

6

Ballast Small/Mid Cap ETF

Statement of Operations

For the six months ended March 31, 2022 (Unaudited)

Investment Income
Dividend income	$526,833
Total investment income	526,833
Expenses
Adviser	222,093
Administration	31,414
Custodian	15,324
Legal	10,809
Compliance services	9,973
Audit and tax	9,275
Trustee	7,387
Transfer agent	5,396
Report printing	3,871
Pricing	560
Miscellaneous	16,075
Total expenses	332,177
Fees waived by Adviser	(74,277)
Net operating expenses	257,900
Net investment income	268,933
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	331,259
Change in unrealized depreciation on:
Investment securities	(2,088,493)
Net realized and unrealized gain (loss) on investment securities	(1,757,234)
Net decrease in net assets resulting from operations	$(1,488,301)

See accompanying notes which are an integral part of these financial statements.

7

Ballast Small/Mid Cap ETF
Statements of Changes in Net Assets

	For the Six	For the
	Months Ended	Period Ended
	March 31,	September 30,
	2022	2021(a)
Increase (Decrease) in Net Assets due to:	(Unaudited)
Operations
Net investment income	$268,933	$16,064
Net realized gain on investment securities	331,259	1,510,463
Change in unrealized appreciation (depreciation) on investment securities	(2,088,493)	1,251,539
Net increase (decrease) in net assets resulting from operations	(1,488,301)	2,778,066

Distributions to Shareholders from:
Earnings	(120,500)	—
Total distributions	(120,500)	—

Capital Transactions
Proceeds from shares sold	31,823,059	40,101,662
Amount paid for shares redeemed	(6,357,686)	(5,372,243)
Net increase in net assets resulting from capital transactions	25,465,373	34,729,419
Total Increase in Net Assets	23,856,572	37,507,485

Net Assets
Beginning of period	$37,507,485	$—
End of period	$61,364,057	$37,507,485

Share Transactions
Shares sold	875,000	1,200,000
Shares redeemed	(175,000)	(150,000)
Net increase in shares outstanding	700,000	1,050,000

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

8

Ballast Small/Mid Cap ETF

Financial Highlights

(For a share outstanding during each period)

	For the Six
	Months		For the
	Ended		Period
	March		Ended
	31, 2022		September
	(Unaudited)		30, 2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$35.72		$25.00
Investment operations:
Net investment income	0.18		0.02
Net realized and unrealized gain (loss) on investments	(0.73)		10.70
Total from investment operations	(0.55)		10.72
Less distributions to shareholders from:
Net investment income	(0.10)		—
Total distributions	(0.10)		—
Net asset value, end of period	$35.07		$35.72
Market price, end of period	$35.23		$35.80
Total Return(b)	(1.57	)% (c)	42.88	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$61,364		$37,507
Ratio of net expenses to average net assets	1.10	% (d)	1.10	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	1.42	% (d)	2.08	% (d)
Ratio of net investment income to average net assets	1.15	% (d)	0.10	% (d)
Portfolio turnover rate(e)	11	% (c)	8	% (c)

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

9

Ballast Small/Mid Cap ETF
Notes to the Financial Statements

March 31, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Ballast Small/Mid Cap ETF (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 18, 2020, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Ballast Asset Management, LP (the “Adviser”). The investment objective of the Fund is to seek to generate positive risk adjusted returns.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that

10

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the

11

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available

12

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$60,339,188	$—	$—	$60,339,188
Total	$60,339,188	$—	$—	$60,339,188

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets.

13

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

For the six months ended March 31, 2022, before the waiver described below, the Adviser earned a fee of $222,093 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.10% of the Fund’s average daily net assets through January 31, 2023. For the six months ended March 31, 2022, the Adviser waived fees and reimbursed Fund expenses of $74,277. At March 31, 2022, the Fund owed the Adviser $34,076.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2022 the Adviser may seek repayment of investment management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through

September 30, 2024	$165,632
March 31, 2025	74,277

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

14

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,785 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance &  Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $3,235 per fund from the Trust, and the Independent Chairman of the Board receives $3,435 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended March 31, 2022, purchases and sales of investment securities, other than short-term investments, were $7,219,642 and $5,091,095, respectively.

For the period ended March 31, 2022, purchases and sales for in-kind transactions were $30,530,118 and $6,729,241, respectively.

For the period ended March 31, 2022, the Fund had in-kind net realized gains of $2,051,895.

There were no purchases or sales of long-term U.S. government obligations during the period ended March 31, 2022.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant

15

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the six months ended March 31, 2022, the Fund received $13,650 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$350	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At March 31, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$3,590,666
Gross unrealized depreciation	(4,427,620)
Net unrealized depreciation on investments	$(836,954)
Tax cost of investments	$61,176,142

At September 30, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$16,070
Accumulated capital and other losses	(120,589)
Unrealized appreciation on investments	1,251,313
Total accumulated earnings	$1,146,794

As of September 30, 2021, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $120,589.

16

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

March 31, 2022 (Unaudited)

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

17

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	October 1,	March 31,	During	Expense
	2021	2022	Period(a)	Ratio
Actual	$1,000.00	$984.30	$5.44	1.10%
Hypothetical(b)	$1,000.00	$1,019.45	$5.54	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

18

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 383-6468 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Kenneth G.Y. Grant, Chairman	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Daniel J. Condon	151 N Franklin Street, Suite 575
Gary E. Hippenstiel	Chicago, IL 60606
Stephen A. Little
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink,	312 Walnut Street, 20th Floor
Chief Compliance Officer	Cincinnati, OH 45202
Zachary P. Richmond,
Treasurer and Chief Financial Officer
Lynn E. Wood, Assistant Chief
Compliance Officer

INVESTMENT ADVISER	CUSTODIAN
Ballast Asset Management, LP	Brown Brothers Harriman & Co.
2301 Cedar Springs Road, Suite 450	50 Post Office Square
Dallas, TX 75201	Boston, MA 02110

DISTRIBUTOR	ADMINISTRATOR
Northern Lights Distributors, LLC	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100	225 Pictoria Drive, Suite 450
Elkhorn, NE 68022	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC Member FINRA/SIPC

Ballast Small-SAR-22

Channel Short Duration

Income Fund

Semi-Annual Report

March 31, 2022

Fund Adviser:

Channel Investment Partners LLC
4601 N. Fairfax Drive, Suite 1200
Arlington, VA 22203

Toll Free (877) 627-8504

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended March 31, 2022)

	Six
	Months	1 Year	5 Year	10 Year
Channel Short Duration Income Fund	(4.06)%	(1.90)%	2.73%	2.32%
Bloomberg U.S. 1-5 Year Government/ Credit Index**	(4.15)%	(3.84)%	1.42%	1.36%
Bloomberg U.S. Intermediate Government/Credit Bond Index***	(5.05)%	(4.10)%	1.81%	1.85%

Total annual operating expenses, (after fee waiver and/or expense reimbursement) as disclosed in the Channel Short Duration Income Fund (the “Fund”) prospectus dated January 28, 2022 were 0.96%, which included acquired fund fees and expenses of 0.01%, of average daily net assets. Channel Investment Partners LLC (the “Adviser”) contractually has agreed to waive its fee and to the extent necessary, reimburse certain Fund operating expenses so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2023. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/ expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of March 31, 2022 can be found in the financial highlights.

1

INVESTMENT RESULTS – (UNAUDITED) – (continued)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Channel Short Duration Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 627-8504.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

**	The Bloomberg U.S. 1-5 Year Government/Credit Bond Index (the “U.S. 1-5 Year Government/Credit Bond Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The U.S. 1-5 Year Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the U.S. 1-5 Year Government/ Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***	The Bloomberg U.S. Intermediate Government/Credit Bond Index (the “U.S. Intermediate Government/Credit Bond Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The U.S. Intermediate Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the U.S. Intermediate Government/Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 627-8504.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

2

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the Channel Short Duration Income Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

3

CHANNEL SHORT DURATION INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 – (Unaudited)

	Principal
CORPORATE BONDS — 91.56%	Amount	Fair Value
Corporate Bonds - Domestic — 86.08%
Ally Financial, Inc., 4.70%, Perpetual (3MO LIBOR + 348bps)(a)	$850,000	$775,744
American Airlines Pass Through Trust, Series 2013-2, 4.95%, 1/15/2023	1,422,100	1,412,935
American Airlines Pass Through Trust, Series 2015-1, 3.70%, 5/1/2023	432,053	420,292
American Airlines Pass Through Trust, Series 2016-3, 3.75%, 10/15/2025	1,179,154	1,093,854
American Electric Power Co., Inc., 2.03%, 3/15/2024	600,000	590,180
B&G Foods, Inc., 5.25%, 4/1/2025	750,000	734,408
Baker Hughes Holdings, LLC, 1.23%, 12/15/2023	500,000	488,587
Bank of America Corp., 3.95%, 4/21/2025	750,000	764,062
Barclays PLC, 5.20%, 5/12/2026	650,000	678,509
Boeing Co. (The), 2.75%, 2/1/2026	750,000	728,180
Broadcom, Inc., 4.70%, 4/15/2025	500,000	518,515
Bunge Ltd. Finance Corp., 2.75%, 5/14/2031	500,000	459,889
CF Industries, Inc., 3.45%, 6/1/2023	500,000	507,270
Charles Schwab Corp. (The), 4.00%, Perpetual (3MO LIBOR + 231bps)(a)	500,000	454,844
Continental Airlines Pass Through Trust, Series 2-A, 4.00%, 10/29/2024	392,579	392,929
Discovery Communications LLC, 2.95%, 3/20/2023	300,000	301,065
Discovery Communications LLC, 4.13%, 5/15/2029	300,000	303,948
DISH DBS Corp., 5.88%, 7/15/2022	400,000	402,636
Edison International, 5.38%, 9/15/2069 (3MO LIBOR + 370bps)(a)	800,000	776,720
Energy Transfer LP, 6.50%, Perpetual (3MO LIBOR + 465bps)(a)	500,000	494,050
EQT Corp., 6.63%, 2/1/2025	400,000	423,000
Ford Motor Credit Co. LLC, 3.35%, 11/1/2022	364,000	365,321
General Motors Financial Co., Inc., 4.35%, 4/9/2025	900,000	917,109

See accompanying notes which are an integral part of these financial statements.

4

CHANNEL SHORT DURATION INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2022 – (Unaudited)

	Principal
CORPORATE BONDS — 91.56% - continued	Amount	Fair Value
Corporate Bonds - Domestic — 86.08% - continued
Genworth Holdings, Inc., 2.51%, 11/15/2036 (3MO LIBOR + 200bps)(a)	$1,500,000	$875,910
Goldman Sachs Group Inc., 3.00%, 3/15/2024	150,000	149,870
Gulfport Energy Corp., 8.00%, 5/17/2026	300,000	313,011
Hyatt Hotels Corp., 1.80%, 10/1/2024	500,000	480,944
iHeartCommunications, Inc., 8.38%, 5/1/2027	600,000	621,258
JPMorgan Chase & Co., 4.13%, 12/15/2026	400,000	414,316
Marathon Petroleum Corp., 4.70%, 5/1/2025	500,000	520,435
Marathon Petroleum Corp., 3.80%, 4/1/2028	250,000	252,083
Morgan Stanley, 5.00%, 11/24/2025	950,000	1,001,794
Occidental Petroleum Corp., 6.95%, 7/1/2024	600,000	644,484
Plains All American Pipeline LP/ PAA Finance Corp., 3.60%, 11/1/2024	900,000	902,907
Range Resources Corp., 5.00%, 3/15/2023	1,500,000	1,513,919
Range Resources Corp., 4.88%, 5/15/2025	250,000	253,533
Sempra Energy, 3.30%, 4/1/2025	200,000	200,108
Sierra Pacific Power Co., 3.38%, 8/15/2023	750,000	757,620
Sprint Corp., 7.88%, 9/15/2023	500,000	532,405
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 7/2/2022	237,426	240,332
United Ailines, Series 2014-1, 4.00%, 4/11/2026	578,260	578,271
United Airlines Class A Pass Through Trust, Series 20-1, 5.88%, 4/15/2029	525,043	538,127
United Airlines Holdings, Inc, 4.88%, 1/15/2025	300,000	299,257
VeriSign, Inc., 5.25%, 4/1/2025	500,000	524,795
Verizon Communications Inc., 3.00%, 3/22/2027	750,000	741,580
VMware Inc., 3.90%, 8/21/2027	900,000	913,347
Welltower, Inc., 2.05%, 1/15/2029	500,000	454,779

TOTAL CORPORATE BONDS - DOMESTIC (Cost $28,551,482)		27,729,132

See accompanying notes which are an integral part of these financial statements.

5

CHANNEL SHORT DURATION INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2022 – (Unaudited)

	Principal
CORPORATE BONDS — 91.56% - continued	Amount	Fair Value
Corporate Bonds - Foreign — 5.48%
Corporate Bonds - Ireland — 2.11%
AerCap Ireland Capital DAC, 3.30%, 1/30/2032	$750,000	$678,536

Corporate Bonds - Japan — 1.79%
Mizuho Financial Group, Inc., 2.56%, 9/13/2025 (3MO LIBOR + 43bps)(a)	400,000	392,259
Mizuho Financial Group, Inc., 1.55%, 7/9/2027 (3MO LIBOR + 62bps)(a)	200,000	183,891
		576,150
Corporate Bonds - United Kingdom — 1.58%
Astrazeneca PLC, 3.38%, 11/16/2025	500,000	507,565

TOTAL CORPORATE BONDS - FOREIGN (Cost $1,893,956)		1,762,251

TOTAL CORPORATE BONDS (Cost $30,445,438)		29,491,383

U.S. GOVERNMENT & AGENCIES — 6.71%
United States Treasury Note, 1.88%, 2/15/2032	2,250,000	2,161,231

TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,199,749)		2,161,231

MONEY MARKET FUNDS — 0.82%
Fidelity Investments Money Market Government Portfolio, Class I, 0.12%(b)	265,541	265,541

TOTAL MONEY MARKET FUNDS (Cost $265,541)		265,541
TOTAL INVESTMENTS — 99.09% (Cost $32,910,728)		31,918,155
Other Assets in Excess of Liabilities — 0.91%		292,370
NET ASSETS — 100.00%		$32,210,525

(a)	Variable rate security. The rate shown is the effective interest rate as of March 31, 2022. The benchmark on which the rate is calculated is shown parenthetically.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2022.

See accompanying notes which are an integral part of these financial statements.

6

CHANNEL SHORT DURATION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 – (Unaudited)

Assets
Investments in securities at fair value (cost $32,910,728)	$31,918,155
Receivable for investments sold	5,275,342
Dividends and interest receivable	354,024
Prepaid expenses	16,446
Total Assets	37,563,967
Liabilities
Payable for fund shares redeemed	168
Payable for investments purchased	5,264,258
Payable for distribution to shareholders	51,884
Payable to Adviser	6,382
Payable to affiliates	13,604
Other accrued expenses	17,146
Total Liabilities	5,353,442
Net Assets	$32,210,525
Net Assets consist of:
Paid-in capital	33,567,235
Accumulated deficit	(1,356,710)
Net Assets	$32,210,525
Shares outstanding (unlimited number of shares authorized, no par value)	3,296,814
Net asset value (“NAV”), offering and redemption price per share(a)	$9.77

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

7

CHANNEL SHORT DURATION INCOME FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2022 – (Unaudited)

Investment Income
Interest income	$449,975
Dividend income	70
Total investment income	450,045

Expenses
Adviser	65,522
Administration	14,959
Fund accounting	14,148
Custodian	12,385
Legal	11,059
Audit and tax preparation	9,524
Trustee	7,387
Transfer agent	5,983
Compliance services	5,983
Registration	5,908
Report printing	4,841
Pricing	4,811
Insurance	1,169
Miscellaneous	13,651
Total expenses	177,330
Fees waived by Adviser	(21,714)
Net operating expenses	155,616
Net investment income	294,429
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(293,599)
Net change in unrealized depreciation of investment securities	(1,338,753)
Net realized and change in unrealized loss on investments	(1,632,352)
Net decrease in net assets resulting from operations	$(1,337,923)

See accompanying notes which are an integral part of these financial statements.

8

CHANNEL SHORT DURATION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months	For the
	Ended	Year Ended
	March 31, 2022	September 30,
	(Unaudited)	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$294,429	$472,006
Net realized gain (loss) on investment securities transactions	(293,599)	567,759
Net change in unrealized appreciation (depreciation) of investment securities	(1,338,753)	49,700
Net increase (decrease) in net assets resulting from operations	(1,337,923)	1,089,465

Distributions to Shareholders From:
Earnings	(929,732)	(2,513,189)
Total distributions	(929,732)	(2,513,189)

Capital Transactions
Proceeds from shares sold	4,351,044	6,928,463
Reinvestment of distributions	105,718	8,117
Amount paid for shares redeemed	(2,364,285)	(3,559,354)
Net increase in net assets resulting from capital transactions	2,092,477	3,377,226
Total Increase (Decrease) in Net Assets	(175,178)	1,953,502
Net Assets
Beginning of period	32,385,703	30,432,201
End of period	$32,210,525	$32,385,703
Share Transactions
Shares sold	425,822	661,202
Shares issued in reinvestment of distributions	10,452	775
Shares redeemed	(233,697)	(324,229)
Net increase in shares outstanding	202,577	337,748

See accompanying notes which are an integral part of these financial statements.

9

CHANNEL SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the
	Six Months
	Ended
	March 31,
	2022		Year Ended September 30,
	(Unaudited)		2021		2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of period	$10.47		$11.04		$10.62		$10.05	$10.38	$10.58
Investment operations:
Net investment income	0.09		0.17		0.19		0.22	0.21	0.20
Net realized and unrealized gain (loss)	(0.51)		0.24		0.43		0.57	(0.33)	(0.20)
Total from investment operations	(0.42)		0.41		0.62		0.79	(0.12)	—
Less distributions to shareholders from:
Net investment income	(0.09)		(0.17)		(0.20)		(0.22)	(0.21)	(0.20)
Net realized gains	(0.19)		(0.81)		—		—	—	—
Total distributions	(0.28)		(0.98)		(0.20)		(0.22)	(0.21)	(0.20)
Paid in capital from redemption fees	—		—		—		—	—	— (a)
Net asset value, end of period	$9.77		$10.47		$11.04		$10.62	$10.05	$10.38
Total Return(b)	(4.06	)% (c)	3.96%		5.92%		7.98%	(1.16)%	0.04%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$32,211		$32,386		$30,432		$37,343	$36,001	$41,021
Ratio of net expenses to average net assets	0.95	% (d)	0.95%		0.80%		0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	1.08	% (d)	1.10%		0.89%		0.90%	0.91%	0.88%
Ratio of net investment income to average net assets	1.80	% (d)	1.64%		1.73%		2.16%	2.02%	1.92%
Portfolio turnover rate	3,008	% (c)(f)	1,659	% (f)	178	% (e)	18%	21%	39%

(a)	Rounds to less than $0.005 per share.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Elevated portfolio turnover rate is due to adviser change during the fiscal year ended September 30, 2020.

(f)	Turnover may be elevated in times of market volatility as part of a systematic U.S. Treasury trading strategy used to manage overall portfolio risk with the possibility of generating excess returns.

See accompanying notes which are an integral part of these financial statements.

10

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2022 – (Unaudited)

NOTE 1. ORGANIZATION

Channel Short Duration Income Fund, formerly the FCI Bond Fund, (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended from time to time (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. Currently, the investment adviser to the Fund is Channel Investment Partners LLC (the “Adviser”). From commencement of operations through July 31, 2020, the investment adviser to the Fund was Financial Counselors, Inc. (“FCI”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standard Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing

11

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least monthly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of

12

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

13

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

14

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$27,729,132	$—	$27,729,132
Foreign Corporate Bonds	—	1,762,251	—	1,762,251
U.S. Government and Agencies	—	2,161,231	—	2,161,231
Money Market Funds	265,541	—	—	265,541
Total	$265,541	$31,652,614	$—	$31,918,155

15

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended March 31, 2022, before the waiver described below, the Adviser earned fees of $65,522 from the Fund. At March 31, 2022, the Adviser was owed $6,382 from the Fund.

The Adviser has agreed contractually to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/ or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2023. For the six months ended March 31, 2022, the Adviser waived fees of $21,714.

16

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of March 31, 2022, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions from the Fund no later than the dates stated below:

Recoverable through
September 30, 2022	$18,253
September 30, 2023	35,678
September 30, 2024	44,501
March 31, 2025	21,714

Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”) provides the Fund with administration, fund accounting and transfer agent, including all regulatory reporting. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

17

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,785 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $3,235 per fund from the Trust, and the Independent Chairman of the Board receives $3,435 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to November 15, 2021, these fees were $2,510 for non-Chairman, $2,960 for the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee, and $3,160 for the Independent Chairman of the Board. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$939,548,459
Other	21,144,940
Sales
U.S. Government Obligations	$937,331,829
Other	22,558,115

18

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$36,611
Gross unrealized depreciation	(1,061,502)
Net unrealized appreciation/(depreciation) on investments	$(1,024,891)
Tax cost of investments	$32,944,113

The tax character of distributions paid for the fiscal year ended September 30, 2021, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$853,318
Net long term capital gains	1,644,869
Total distributions paid	$2,498,187

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$315,225
Accumulated capital and other losses	328,958
Distributions payable	(46,034)
Unrealized appreciation on investments	312,796
Total accumulated earnings	$910,945

19

CHANNEL SHORT DURATION INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2022 – (Unaudited)

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

20

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value,	Account Value,	Paid During	Expense
	October 1, 2021	March 31, 2022	Period(1)	Ratio
Actual	$1,000.00	$959.40	$4.64	0.95%
Hypothetical(2)	$1,000.00	$1,020.19	$4.78	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(2)	Hypothetical assumes 5% annual return before expenses.

21

MANAGEMENT AGREEMENT APPROVAL – (UNAUDITED)

The Channel Short Duration Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Channel Investment Partners LLC (“Channel”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on February 16, 2022 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Channel. At the Trustees’ quarterly meeting held in February 2022, the Board interviewed certain executives of Channel, including Channel’s Managing Partner and Chief Investment Officer. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Channel (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Channel for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)       The Nature, Extent and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Channel provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Channel’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of other resources utilized by Channel to provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Channel to the Fund.

(ii)      Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended December 31, 2021. The Trustees observed that the Fund had outperformed both the median and average of its Morningstar Short-Term Bond category for the one-year, three-year, five-year and since inception periods.

22

MANAGEMENT AGREEMENT APPROVAL – (UNAUDITED) – (continued)

The Trustees noted that the recategorization of the Fund as a short-term bond fund and the approach the portfolio manager has brought to the Fund had a positive impact on the Fund’s long-term performance. They further noted that the Fund had won a Lipper award which demonstrates the success of the Fund. The Trustees observed that the Fund had outperformed its new benchmark, the Bloomberg U.S. 1-5 Year Government/Credit Bond Index and its former benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, for all periods. Based upon the foregoing, the Trustees concluded the Fund’s performance is good.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for the Fund. The Trustees noted that the gross advisory fee of the Fund is above the average and median of the Fund’s Morningstar category. The Trustees noted, however, that Channel has committed to waive its management fees and/or reimburse expenses of the Fund through at least January 31, 2023.

The Trustees also considered a profitability analysis of the Fund prepared by Channel, which showed that Channel is earning a profit both before and after deduction of marketing expenses, though a very slight profit after deduction of marketing expenses. The Trustees noted Channel’s representation that it does not enter into soft-dollar transactions on behalf of the Fund. The Trustees concluded that the management fee represents reasonable compensation in light of the nature, extent, and quality of Channel’s services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Channel will realize economies of scale as the Fund grows. The Trustees determined that, in light of the size of the Fund and Channel’s level of profitability in managing the Fund, it does not appear that Channel is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee are necessary at this time.

23

Privacy Notice	Rev: March 2021

FACTS	WHAT DOES CHANNEL SHORT DURATION INCOME FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances and account transactions

●    transaction or loss history and purchase history

●    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 627-8504

26

Who we are
Who is providing this notice?	Channel Short Duration Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    buy securities from us or sell securities to us

●    make deposits or withdrawals from your account or provide account information

●    give us your account information

●    make a wire transfer

●    tell us who receives the money

●    tell us where to send the money

●    show your government-issued ID

●    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes— information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Channel Investment Partners LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

27

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Kenneth G.Y. Grant, Chairman	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Daniel J. Condon	151 N Franklin Street, Suite 575
Gary E. Hippenstiel	Chicago, IL 60606
Stephen A. Little
Ronald C. Tritschler	LEGAL COUNSEL
Thompson Hine LLP
OFFICERS	312 Walnut Street, 20th Floor
Martin R. Dean, President	Cincinnati, OH 45202
Gweneth K. Goselink,
Chief Compliance Officer	CUSTODIAN
Zachary P. Richmond,	Huntington National Bank
Treasurer and Chief Financial Officer	41 South High Street
Lynn E. Wood, Assistant Chief	Columbus, OH 43215
Compliance Officer
ADMINISTRATOR, TRANSFER
INVESTMENT ADVISER	AGENT AND FUND ACCOUNTANT
Channel Investment Partners LLC	Ultimus Fund Solutions, LLC
4601 N. Fairfax Drive, Suite 1200	225 Pictoria Drive, Suite 450
Arlington, VA 22203	Cincinnati, OH 45246

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Channel-SAR-22

(b)	Not applicable.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ Martin R. Dean

Martin R. Dean, President

Date 6/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Martin R. Dean

Martin R. Dean, President

Date 6/3/2022

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date 6/3/2022